Exhibit 99.1

     Statement Under Oath of Principal Executive Officer Regarding Facts and
                 Circumstances Relating to Exchange Act Filings

I, Erland E. Kailbourne, state and attest that, to the best of my knowledge:

     (1) For the following reasons, I am not able to state and attest that (i) no covered report of Adelphia Communications Corporation(the "Company") contained an untrue statement of a material fact as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed) and (ii) no covered report omitted to state a material fact necessary to make the statements in the covered report, in light of the circumstances under which they were made, not misleading as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed):

     o    As a result of actions taken by the former management of the Company:
          (a) the Company has not yet completed its financial statements as of or for the year ended December 31, 2001, or received its independent auditors' report thereon or filed with the Securities and Exchange Commission (the "Commission") its Form 10-K for the year ended December 31, 2001, (b) the Company's former independent auditors, Deloitte & Touche LLP, suspended their auditing work on the Company's financial statements as of and for the year ended December 31, 2001 and withdrew their audit report with respect to the years ended December 31, 1999 and 2000; (c) the Company has not yet completed its financial statements as of and for the three months ended March 31, 2002 and June 30, 2002, or filed with the Commission its Form 10-Q for the quarters ended March 31, 2002 and June 30, 2002; and (d) the Company expects to restate its financial statements for the years ended December 31, 1999 and 2000, and its interim financial statements for 2001 and possibly other periods. Current management took control in May 2002 and has retained new independent auditors and begun the preparation of new financial statements for the periods in question; however, the Company does not believe that it will have completed the preparation of the foregoing financial information prior to the conclusion of the third quarter. In addition, current management believes that the public information provided by prior management on other matters of interest to investors, such as the Company's rebuild percentage (the percentage of the Company's cable television systems that the Company believes have been upgraded to current standards), was unreliable.

     o In March 2002, the Company's Board of Directors appointed a Special Committee of Independent Directors (the "Special Committee") whose charter was later expanded to include authority to review business relationships between the Company and affiliates of the Rigas family. The Special Committee is investigating, among other things, transactions between the Company and its subsidiaries on the one hand, and the Rigas family and their affiliates on the other hand. The Special Committee's investigation is proceeding, and information developed by the Special Committee has formed part



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          of the basis of: (1) a criminal indictment of five former members of management, (2) a civil suit by the Commission, (3) the Company's civil suit against, among others, the former controlling family of the Company, and (4) action taken against certain employees, including dismissal, mandatory leave, and job reassignment. The Company anticipates that the internal investigation by the Special Committee may continue to disclose improper action by prior management and others that may require further changes to or supplements of previously filed financial statements.

     (2) I have reviewed the contents of this statement with the Company's audit committee.

     (3) In this statement under oath, each of the following, if filed on or before the date of this statement, is a "covered report":

          o Annual Report on Form 10-K for the year ended December 31, 2000 filed with the Commission on April 2, 2001;

          o all reports on Form 10-Q, all reports on Form 8-K and all definitive proxy materials of Adelphia Communications Corporation filed with the Commission subsequent to the filing of the Form 10-K identified above; and

          o    any amendments to any of the foregoing.

ADELPHIA COMMUNICATIONS                              Subscribed and sworn to
CORPORATION                                          before me this 13th day of
                                                     August, 2002.

                                                     /s/ Susan M. Anderson
                                                     ---------------------
                                                     Notary Public
By: /s/ Erland E. Kailbourne                         My Commission Expires
    -------------------------                        March 21, 2005
    Name:  Erland E. Kailbourne
    Title: Interim Chief Executive Officer

August 13, 2002


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